Exhibit 99
Accenture Announces Leadership Appointments

Experienced leaders to continue to drive long-term growth

NEW YORK; June 11, 2024 – Accenture (NYSE: ACN) today announced the appointment of new leaders who have been helping advance its strategy to reinvent companies in the age of AI and drive long-term growth for Accenture. Drawing on a strong bench of internal leaders, Accenture is making the following key appointments:

•Angie Park, Lead, Business and Commercial Finance, and former Head of Investor Relations, will become Chief Financial Officer on December 1, 2024, and will join the Global Management Committee. She succeeds KC McClure, who is retiring after 36 years of service with Accenture. McClure will step down as CFO and member of the Global Management Committee on November 30, 2024, and retire on March 31, 2025.

•Mauro Macchi, Market Unit Lead, Italy, Central Europe, and Greece (ICEG) and a member of the Global Management Committee, will become Chief Executive Officer, Europe, Middle East, and Africa (EMEA) on September 1, 2024. He succeeds Jean-Marc Ollagnier, who will step down as Chief Executive Officer, EMEA and member of the Global Management Committee on August 31, 2024 to become Chair, EMEA.

•Angela Beatty, Global Lead, Talent, Rewards, and Employee Experience, will become Chief Leadership and Human Resources Officer on September 1, 2024, and will join the Global Management Committee. She succeeds Ellyn Shook, who is retiring after 36 years of service with Accenture. Shook will step down as Chief Leadership and Human Resources Officer and member of the Global Management Committee on August 31, 2024, and will retire on March 1, 2025. She will then become an Accenture Luminary.

•Karthik Narain, Group Chief Executive, Technology, will add the responsibilities of Chief Technology Officer to become Group Chief Executive, Technology, and Chief Technology Officer, and Bhaskar Ghosh, Chief Strategy Officer, will add the responsibilities of innovation to become Chief Strategy and Innovation Officer, both on September 1, 2024. Narain and Ghosh succeed Paul Daugherty, who has held both sets of responsibilities as Chief Technology and Innovation Officer since he stepped down last year as Group Chief Executive, Technology. Daugherty will retire on August 31, 2024, after a 38-year career at Accenture. He will continue to work with Accenture as a Senior Technology Advisor on a part-time basis.

•Atsushi Egawa, Market Unit Lead, Japan, and Ryoji Sekido, Technology Lead, Growth Markets, will become co-CEOs of Asia Pacific on September 1, 2024, as part of an evolution of the company’s Growth Model into three Markets: The Americas (US, Canada and LATAM), which will be led by Manish Sharma, currently the CEO of North America; EMEA; and Asia Pacific. Sekido will join the Global Management Committee, and Egawa will continue as a member of the Global Management Committee. Leo Framil, currently the CEO of Growth Markets, will take a leadership role in Financial Services in the US and remain a member of the Global Management Committee.

“I am excited to announce the appointment of these exceptional leaders, each of whom brings deep experience at Accenture and has been at the center of our strategy to lead reinvention with our clients,” said Julie Sweet, Chair and CEO, Accenture. “They will play a crucial role driving the next chapter of Accenture’s long-term growth. I am deeply grateful to KC, Jean-Marc, Ellyn and Paul for their outstanding contributions and stewardship, including helping us prepare the next generation of leaders.”

Leader Biographies
Angie Park, who is currently global lead for Business and Commercial Finance, will become Chief Financial Officer. Over a nearly 30-year career at Accenture, she has built deep experience as a Finance and Investor Relations leader through multiple market and economic cycles. Park brings deep and broad expertise in all areas of Finance; extensive knowledge of Accenture’s business across clients, markets, services, industries and ecosystem partners; and strong, trusted relationships with the investment community. Previously, Park served as as CFO for Accenture Technology Services and Investor Relations lead for six years, playing a key role setting financial strategy and communications.

Mauro Macchi, who currently leads Accenture’s ICEG (Italy, Central Europe, and Greece) Market Unit and is a member of the Global Management Committee will become CEO, EMEA. Under his leadership, ICEG experienced very strong double-digit growth. As part of this growth, ICEG has been leading in significant reinvention programs at clients, and Macchi has led a number of strategic acquisitions to continue to expand growth opportunities. Macchi’s 33-year tenure at Accenture includes European and Global roles, including serving as Strategy & Consulting Lead for Europe and Global Banking industry lead for Strategy.

Angela Beatty, who is currently Accenture’s global lead for Talent, Rewards, and Employee Experience and has been at the firm for nine years, will become Chief Leadership and Human Resources Officer. Beatty’s current role includes leading the company’s talent strategy, and training and development, such as upskilling and recruiting to double Accenture’s data and AI workforce over three years. She has broad and deep expertise in human resources that encompasses talent development, performance and talent management, employee experience, executive and broad-based compensation, organizational psychology and behavioral economics.

Karthik Narain joined Accenture in 2015 and was named Group Chief Executive, Technology in 2023. Previously he served as Lead, Accenture Cloud First, Data & AI and led Technology for its Communications Media and Technology industry segment and Technology in North America. Over his 25-year career, Narain has led numerous strategic and innovative programs across a variety of industry sectors, including Financial Services, High Tech and Software and Platforms.

Bhaskar Ghosh has been Accenture’s Chief Strategy Officer since 2020, overseeing the company’s strategy and investments, including ventures and acquisitions. He has served as an advisor on critical areas including growth and investment strategy, business performance, and organizational effectiveness. Previously, Ghosh was Group Chief Executive of Accenture Technology Services, directing strategy and investments, and leading platforms, products and global technology delivery.

Atsushi Egawa, who has led Accenture’s Market Unit in Japan for nine years, will become co-CEO of the new Asia Pacific market. He has partnered closely with numerous global clients on their digital transformations and was integral in the opening of Accenture’s Innovation Hub in Tokyo. Previously, Egawa was the lead for Accenture’s Products industry group in Japan, with a focus on business strategy, business transformation and new business launches. He also has worked with clients in manufacturing, retail and other industries, including Communications, High Tech, Materials and Energy, Financial Services and Public Service. Egawa is a member of Accenture’s Global Management Committee.

Ryoji Sekido, who is currently Technology Lead, Growth Markets, will become co-CEO of the new Asia Pacific market. For three years, he led Accenture’s Cloud First business in AAPAC and Japan. In his earlier roles, he led several industry and technology teams and served as the Financial Services Client Service Group Lead and the Financial Services Technology Consulting Lead for APAC. Sekido will join Accenture’s Global Management Committee.

Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this news release, including those relating to the nature, timing and amount of the investments described herein and the anticipated benefits of such actions, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “aspires,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “positioned,” “outlook,” “goal,” “target” and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future performance nor promises that goals or targets will be met, and involve a number of risks, uncertainties and other factors that are difficult to predict and could cause actual results to differ materially from those expressed or implied. These risks include, without limitation, risks that the leadership changes may not achieve the anticipated benefits for the company as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in Accenture plc’s most recent Annual Report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this news release speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this news release or to conform such statements to actual results or changes in Accenture’s expectations.

About Accenture

Accenture is a leading global professional services company that helps the world’s leading businesses, governments and other organizations build their digital core, optimize their operations, accelerate revenue growth and enhance citizen services—creating tangible value at speed and scale. We are a talent- and innovation-led company with approximately 742,000 people serving clients in more than 120 countries. Technology is at the core of change today, and we are one of the world’s leaders in helping drive that change, with strong ecosystem relationships. We combine our strength in technology and leadership in cloud, data and AI with unmatched industry experience, functional expertise and global delivery capability. We are uniquely able to deliver tangible outcomes because of our broad range of services, solutions and assets across Strategy & Consulting, Technology, Operations, Industry X and Song. These capabilities, together with our culture of shared success and commitment to creating 360° value, enable us to help our clients reinvent and build trusted, lasting relationships. We measure our success by the 360° value we create for our clients, each other, our shareholders, partners and communities. Visit us at www.accenture.com.

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Contact:

Rachel Frey
Accenture
+1 917 452 4421
rachel.frey@accenture.com